UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

     ----------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 28, 2004

     ----------------------------------------------------------------------

                            COVENANT TRANSPORT, INC.
             (Exact name of registrant as specified in its charter)



         Nevada                        0-24960                 88-0320154
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)



                               400 Birmingham Hwy.
                              Chattanooga, TN 37419
                        (Address, including zip code, of
                           principal executive office)


                                 (423) 821-1212
                         (Registrant's telephone number,
                              including area code)

Item 1.   Changes in Control of Registrant

          Not applicable.

Item 2.   Acquisition or Disposition of Assets

          Not applicable.

Item 3.   Bankruptcy or Receivership

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant

          Not applicable.

Item 5.   Other Events and Regulation FD Disclosure

          Not applicable.

Item 6.   Resignations of Registrant's Directors

          Not applicable.

Item 7.   Financial Statements and Exhibits

          (c) Exhibits.

          EXHIBIT
          NUMBER            EXHIBIT TITLE
------------------------------------------------------------------------------
           99.1 Covenant Transport, Inc. prepared remarks of management in connection with the conference call relating to financial and operating results for the quarter and twelve months ended December 31, 2003

Item 8.   Change in Fiscal Year

          Not applicable.

Item 9.   Regulation FD Disclosure

          Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

          Not applicable.

Item 11.  Temporary Suspension of Trading Under Registrant's Employee
          Benefit Plans

          Not applicable.

Item 12.  Results of Operations and Financial Condition

     On Tuesday, January 27, 2004, Covenant Transport, Inc., a Nevada corporation (the "Company"), released its financial and operating results for the quarter and twelve months ended December 31, 2003 (the "Press Release"). On Wednesday, January 28, 2004, the Company held a conference call to discuss the Press Release (the "Conference Call"), as well as prepared remarks of management concerning certain statistical and financial data ("Management's Script"). The Press Release and Management's Script are available on the Company's website, www.covenanttransport.com, under "Investor Relations." A copy of Management's Script is attached to this report as Exhibit 99.1.

     The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COVENANT TRANSPORT, INC.


Date: February 3, 2004           By:   /s/ Joey B. Hogan
                                    ----------------------------------
                                      Joey B. Hogan
                                      Chief Financial Officer and
                                      Executive Vice President

                                  EXHIBIT INDEX

  99.1 Covenant Transport, Inc. prepared remarks of management in connection with the conference call relating to financial and operating results for the quarter and twelve months ended December 31, 2003